                                 EXHIBIT 10.29

              THIS AGREEMENT made the 26th day of February, 1999

B E T W E E N :

              KANATA RESEARCH PARK CORPORATION
              (Hereinafter called the "Landlord")

                                                            OF THE FIRST PART

AND:

              NEWBRIDGE NETWORKS CORPORATION
              (Hereinafter called the "Tenant")

                                                            OF THE SECOND PART


                              AMENDMENT TO LEASE

     WHEREAS pursuant to a written lease dated the 29th day of May, 1997 (the "Lease") the Tenant leased those premises consisting of the building known municipally as 359 Terry Fox Drive (the "Building") and comprising approximately Seventy Six Thousand Two Hundred & Thirty point Sixty Five (76,230.65) rentable square feet of space on the ground floor ("Leased Premises") from the Landlord.

     AND WHEREAS the Tenant wishes to lease additional premises from the Landlord and the Landlord is in agreement therewith.

     THEREFORE in consideration of the rents covenants and conditions contained herein, the Landlord and Tenant agree as follows:

1. The Tenant hereby agrees to lease additional space comprising approximately Six Hundred & Seventy Eight (678) rentable square feet ("Additional Premises") commencing March 1, 1999 and ending the last day of May, 2002.

2.   The Lease shall be amended effective March 1, 1999 as follows:

     a) Paragraph 1.00 shall be amended by adding after the words "ground floor" the words "and an area on the Second (2nd) floor comprising approximately Six Hundred & Seventy Eight (678) rentable square feet".

     b) Paragraph 1.01 c) shall be amended by deleting the reference to "Seventy Nine percent (79%) and replacing same with "Seventy Nine point Sixty Six percent (79.66%)".

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

     c)   Paragraph 3.00 shall be amended by adding the table contained herein:


                             Second Floor Premises

                     Rental Rate Per Sq. Ft. Per        Total Per Annum
                     ---------------------------        ---------------
     Term                     Annum
     ----                     -----
March 1/99 -
May 31/02                      $9.25                      $6,271.50

     d) Paragraph 3.01 shall be amended by deleting the reference to "Fifty Eight Thousand Seven Hundred & Sixty One and Thirteen Cents ($58,761.13)" and replacing same with "Sixty Five Thousand and Thirty Two Dollars & Sixty Three Cents ($65,032.63)".

     e) Schedule "B" shall be amended to include the second (2nd) floor plan attached hereto as Schedule "B".

3. The Tenant shall lease the Additional Premises in an "as is" condition. There shall be no leasehold improvement allowance provided by the Landlord for the Additional Premises.

     SAVE AND EXCEPT as set out herein all other terms and conditions of the Lease shall remain unchanged and shall apply to the Additional Premises and all capitalized terms used herein shall have the same meaning as in the Lease.

     IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED, SEALED AND DELIVERED
  In the Presence of:
                              )  KANATA RESEARCH PARK
                              )   CORPORATION
                              )
                              )
                              )                               c/s
                              ) Per:_____________________________
                              ) Name:
                              ) Title:
                              ) I have the authority to bind the corporation.
                              )

                            ) NEWBRIDGE                        NETWORKS
CORPORATION
                            )
                            )
                            ) Per:_____________________________________
                            ) Name:
                            ) Title:
                            )
                            ) Per:_____________________________________
                            ) Name:
                            ) Title:
                            )  I/We have the authority to bind the corporation.

                                 SCHEDULE "B"

                               Second Floor Plan
                               -----------------

                     DATED the 26th day of February, 1999


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B E T W E E N :


                       KANATA RESEARCH PARK CORPORATION

                                                          OF THE FIRST PART

AND:


                       NEWBRIDGE NETWORKS CORPORATION

                                                            OF THE SECOND PART


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                              AMENDMENT TO LEASE

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                                   PAGE 133